Notes to Consolidated Statements of Cash Flows - Summary of Proceeds From Disposal of Long Term Assets Comprised (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of Detailed Information About Proceeds from Disposal of Long Term Assets [Abstract]
Net book value	€ 1,940	€ 1,101	€ 32,402
Net gain on disposals	964	24,014	40,307
Total proceeds from disposal of long-term assets	€ 2,904	€ 25,115	€ 72,709